UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	2701 San Tomas Expressway, Santa Clara, CA	95050
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2012, NVIDIA Corporation issued a press release announcing its results for the three and nine months ended October 28, 2012. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Karen Burns, Vice President and Interim Chief Financial Officer of NVIDIA, regarding results of the quarter ended October 28, 2012, or the CFO Commentary. The CFO Commentary will be posted to www.nvidia.com/ir immediately after the filing of this Current Report.

The press release and CFO Commentary are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by NVIDIA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SECTION 8- Other Events

Item 8.01 Other Events.

On November 8, 2012, NVIDIA announced the initiation of a quarterly cash dividend program. The initial quarterly cash dividend of $0.075 per share of common stock outstanding will be payable on December 14, 2012 to all common stockholders of record at the close of business on November 23, 2012.

On November 8, 2012, NVIDIA also announced the extension of its existing $2.7 billion share repurchase program, initiated in August 2004, through December 2014. To date, NVIDIA has spent $1.46 billion to repurchase 90.9 million shares of its common stock. The share repurchase program does not obligate NVIDIA to acquire any particular amount of common stock and the program may be modified or suspended at any time at the discretion of NVIDIA.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated November 8, 2012, entitled “NVIDIA Reports Financial Results for Third Quarter Fiscal Year 2013”
99.2	CFO Commentary on Third Quarter Fiscal Year 2013 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: November 8, 2012	By: /s/ Karen Burns
Karen Burns
Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated November 8, 2012, entitled “NVIDIA Reports Financial Results for Third Quarter Fiscal Year 2013”
99.2	CFO Commentary on Third Quarter Fiscal Year 2013 Results